EXHIBIT 8

                               Powers of Attorney

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Kenneth C. Louis,
whose signature appears below, constitutes and appoints Donald R. Stading, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                             / S / Kenneth C. Louis
                           --------------------------
                                Kenneth C. Louis
                       President, Chief Operating Officer
                                   & Director

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

David C. Moore
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective March 28, 2002 and remains in effect until revoked or revised.

                              / S / David C. Moore
                            -------------------------
                                 David C. Moore
                                  President and
                             Chief Operating Officer

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Haluk Ariturk,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                               / S / Haluk Ariturk
                          ----------------------------
                                  Haluk Ariturk
                           Executive Vice President -
                     Ameritas Acacia Shared Services Center


                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Duane W. Acklie,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                              / S / Duane W. Acklie
                              --------------------------
                                 Duane W. Acklie
                                    Director

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                               / S / James P. Abel
                           --------------------------
                                  James P. Abel
                                    Director



                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Lawrence J Arth,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                             / S / Lawrence J. Arth
                    ----------------------------------------
                                Lawrence J. Arth
                             Chairman of the Board,
                       Chief Executive Officer, & Director

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, III.,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                            / S / Paul C. Schorr, III
                         --------------------------------
                               Paul C. Schorr, III
                                    Director






                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William C. Smith,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                             / S / William C. Smith
                        --------------------------------
                                William C. Smith
                                    Director

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Donald R. Stading and Kenneth C. Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                           / S / William W. Cook, Jr.
                       ----------------------------------
                              William W. Cook, Jr.
                                    Director





                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                             / S / William W. Lester
                        --------------------------------
                                William W. Lester
                             Senior Vice President -
                             Investments & Treasurer

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Barry C. Ritter,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                              / S / Barry C. Ritter
                       ----------------------------------
                                 Barry C. Ritter
                             Senior Vice President -
                              Information Services



                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William R. Giovanni,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                            / S / William R. Giovanni
                       -----------------------------------
                               William R. Giovanni
                       Senior Vice President, President &
                          Chief Executive Officer - AIC

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Richard W. Vautravers,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                           / S / Richard W. Vautravers
                         -------------------------------
                              Richard W. Vautravers
                              Senior Vice President
                               & Corporate Actuary




                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                              / S / JoAnn M. Martin
                         ------------------------------
                                 JoAnn M. Martin
                              Senior Vice President
                            & Chief Financial Officer

                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Donald R. Stading and Ken Louis, and any such person(s) as Donald R. Stading may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                              / S / Jan M. Connolly
                         -------------------------------
                                 Jan M. Connolly
                             Senior Vice President -
                         Operations, Planning & Quality




                                Power of Attorney
                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Donald R. Stading,
whose signature appears below, constitutes and appoints Kenneth C. Louis, and any such person(s) as Kenneth C. Louis may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Ameritas Life Insurance Corp. variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                             / S / Donald R. Stading
                         ------------------------------
                                Donald R. Stading
                        Senior Vice President, Secretary
                           & Corporate General Counsel